UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 21, 2006
                                                --------------------------------


        J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9
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                         (Exact name of issuing entity)


             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)


  JPMorgan Chase Bank, N.A., UBS Real Estate Securities Inc., IXIS Real Estate Capital Inc., Eurohypo AG, New York Branch, PNC Bank, National Association and
                         Nomura Credit & Capital, Inc.
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             (Exact name of sponsors as specified in their charters)


        Delaware                 333-130786-06               13-3789046
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(State or other          (Commission File Number    (IRS Employer Identification
 jurisdiction               of issuing entity)            No. of depositor)
of incorporation
of depositor)

            270 Park Avenue
            New York, New York                                    10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code      (212) 834-9280
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            -------------

      On December 21, 2006, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Depositor, Midland Loan Services, Inc., Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9, Commercial Mortgage Pass-Through Certificates, Series 2006-LDP9 (the "Certificates"). The Class A-1, Class A-1S, Class A-2, Class A-2S, Class A-2SFL, Class A-3, Class A-3SFL, Class A-1A, Class X, Class A-M, Class A-MS, Class A-J, Class A-JS, Class B, Class B-S, Class C, Class C-S, Class D and Class D-S Certificates, having an aggregate initial principal amount of $4,502,320,000, were sold to J.P. Morgan Securities Inc., UBS Securities LLC, Commerzbank Capital Markets Corp., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 15, 2006, by and among the Company and the Underwriters.

      On December 21, 2006, the Class E, Class E-S, Class F, Class F-S, Class G, Class G-S, Class H, Class H-S, Class J, Class K, Class L, Class M, Class N, Class P, Class NR, Class R, Class MR and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser, pursuant to a Certificate Purchase Agreement, dated as of December 15, 2006, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale and placement, as applicable, of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association, UBS Real Estate Securities Inc., IXIS Real Estate Capital Inc., Eurohypo AG, New York Branch, PNC Bank, National Association, Nomura Credit & Capital, Inc. and AIG Mortgage Capital, LLC.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            -------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated as of December 15, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS Securities LLC, Commerzbank Capital Markets Corp., IXIS Securities North America Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of December 1, 2006, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc., Capmark Finance Inc. and Wachovia Bank, National Association, as master servicers, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of December 1, 2006 between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between UBS Real Estate Securities Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

Exhibit 10.3 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between IXIS Real Estate Capital Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by IXIS Real Estate Capital Inc.

Exhibit 10.4 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between Eurohypo AG, New York Branch and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

Exhibit 10.5 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between PNC Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

Exhibit 10.6 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, between Nomura Credit & Capital, Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

Exhibit 10.7 Mortgage Loan Purchase Agreement, dated as of December 1, 2006, among AIG Mortgage Capital, LLC, SOME II, LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and SOME II, LLC.

Exhibit 10.8 ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.9 Schedule to the ISDA Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.10 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.11 ISDA Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.12 Schedule to the ISDA Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

Exhibit 10.13 Confirmation for U.S. Dollar Interest Rate Swap Transaction under 1992 Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP9.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  January 5, 2007               J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.



                                       By:      /s/ Kunal Singh
                                          --------------------------------------
                                          Name:  Kunal Singh
                                          Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item 601(a) of
Regulation S-K                                                    Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

1               Underwriting Agreement, dated as of December           (E)
                15, 2006, by and among J.P. Morgan Chase
                Commercial Mortgage Securities Corp., as depositor and J.P. Morgan Securities Inc., for itself and as representative of UBS
                Securities LLC, Commerzbank Capital Markets
                Corp., IXIS Securities North America Inc.,
                Merrill Lynch, Pierce, Fenner & Smith
                Incorporated and PNC Capital Markets LLC, as underwriters.

4               Pooling and Servicing Agreement, dated as of           (E)
                December 1, 2006, by and among J.P. Morgan
                Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, Inc.,
                Capmark Finance Inc. and Wachovia Bank,
                National Association, as master servicers,
                LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, N.A., as paying agent.

10.1            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006 between JPMorgan Chase
                Bank, National Association and J.P. Morgan
                Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National
                Association.

10.2            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, between UBS Real Estate
                Securities Inc. and J.P. Morgan Chase
                Commercial Mortgage Securities Corp.,
                relating to the mortgage loans sold to the depositor by UBS Real Estate Securities Inc.

10.3            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, between IXIS Real
                Estate Capital Inc. and J.P. Morgan Chase
                Commercial Mortgage Securities Corp.,
                relating to the mortgage loans sold to the depositor by IXIS Real Estate Capital Inc.

10.4            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, between Eurohypo AG,
                New York Branch and J.P. Morgan Chase
                Commercial Mortgage Securities Corp.,
                relating to the mortgage loans sold to the depositor by Eurohypo AG, New York Branch.

10.5            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, between PNC Bank,
                National Association and J.P. Morgan Chase
                Commercial Mortgage Securities Corp.,
                relating to the mortgage loans sold to the depositor by PNC Bank, National Association.

10.6            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, between Nomura Credit &
                Capital, Inc. and J.P. Morgan Chase
                Commercial Mortgage Securities Corp.,
                relating to the mortgage loans sold to the depositor by Nomura Credit & Capital, Inc.

10.7            Mortgage Loan Purchase Agreement, dated as             (E)
                of December 1, 2006, among AIG Mortgage
                Capital, LLC, SOME II, LLC and J.P. Morgan
                Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by AIG Mortgage Capital, LLC and
                SOME II, LLC.

10.8            ISDA Master Agreement relating to the Class            (E)
                A-2SFL Certificates, dated as of December
                21, 2006, between JPMorgan Chase Bank,
                National Association and J.P. Morgan Chase
                Commercial Mortgage Securities Trust
                2006-LDP9.

10.9            Schedule to the ISDA Master Agreement                  (E)
                relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage
                Securities Trust 2006-LDP9.

10.10           Confirmation for U.S. Dollar Interest Rate             (E)
                Swap Transaction under 1992 Master Agreement relating to the Class A-2SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage
                Securities Trust 2006-LDP9.

10.11           ISDA Master Agreement relating to the Class            (E)
                A-3SFL Certificates, dated as of December
                21, 2006, between JPMorgan Chase Bank,
                National Association and J.P. Morgan Chase
                Commercial Mortgage Securities Trust
                2006-LDP9.

10.12           Schedule to the ISDA Master Agreement                  (E)
                relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage
                Securities Trust 2006-LDP9.

10.13           Confirmation for U.S. Dollar Interest Rate             (E)
                Swap Transaction under 1992 Master Agreement relating to the Class A-3SFL Certificates, dated as of December 21, 2006, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage
                Securities Trust 2006-LDP9.